Virtus Small-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated March 5, 2010 to the Prospectus dated June 22, 2009,

as supplemented,

and to the Statement of Additional Information dated June 22, 2009,

as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS SMALL-CAP GROWTH FUND

The Board of Trustees of the Virtus Equity Trust (the “Board”), on behalf of the Virtus Small-Cap Growth Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Small-Cap Growth Fund, a series of the Virtus Equity Trust, with and into the Virtus Small-Cap Sustainable Growth Fund, also a series of the Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus Small-Cap Growth Fund	Virtus Small-Cap Sustainable Growth Fund

Pursuant to the Agreement, the Virtus Small-Cap Growth Fund will transfer all or substantially all of its assets to the Virtus Small-Cap Sustainable Growth Fund in exchange for shares of the Virtus Small-Cap Sustainable Growth Fund and the assumption by the Virtus Small-Cap Sustainable Growth Fund of all liabilities of the Virtus Small-Cap Growth Fund. Following the exchange, the Virtus Small-Cap Growth Fund will distribute the shares of the Virtus Small-Cap Sustainable Growth Fund to its shareholders pro rata, in liquidation of the Virtus Small-Cap Growth Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Small-Cap Growth Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the second quarter of 2010. Additional information about the reorganization, as well as information about the Virtus Small-Cap Sustainable Growth Fund, will be distributed to shareholders of the Virtus Small-Cap Growth Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/SCGF Merger (3/10)